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                                 Exhibit 21.1

                SUBSIDIARIES OF GARDEN STATE NEWSPAPERS, INC.

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Subsidiaries                       State of Incorporation             Names Under Which It Conducts Business
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
Garden State Investments, Inc.              Delaware                          Alameda Newspapers, Inc.
                                                                              Brattleboro Publishing Company
                                                                              Easton Publishing Company
                                                                              Graham Newspapers, Inc.
                                                                              Mid-States Newspapers, Inc.
                                                                              New England Newspapers, Inc.
                                                                              NJN Investments, Inc.
                                                                              North Adams Publishing Company
                                                                              North Eastern Publishing Company
                                                                              North Jersey Newspaper Company
                                                                              Pittsfield Publications, Inc.
                                                                              South Jersey Newspaper Company
                                                                              The York Newspaper Company
                                                                              York Newspapers, Inc.
                                                                              Charleston Newspapers

Alameda Newspapers, Inc.                    Delaware                          The Oakland Tribune
                                                                              The Tri-Valley Herald
                                                                              The Argus
                                                                              The Daily Review
                                                                              Alameda Times Star
                                                                              San Mateo County Times
                                                                              Alameda Accent
                                                                              Times Weekend
                                                                              San Bruno Herald
                                                                              Coastside Chronicle
                                                                              Daly City Record
                                                                              Brisbane Bee
                                                                              Millbrae Recorder-Progress
                                                                              The Pacifica Tribune
                                                                              The Wave

Brattleboro Publishing Company              Delaware                          The Brattleboro Reformer

Easton Publishing Company                   Delaware                          The Express Times
                                                                              Two Rivers Shopping Times
                                                                              The Bethlehem Star
                                                                              Hunterdon Marketplace

Graham Newspapers, Inc.                     Delaware                          The Graham Leader
                                                                              The Lake Country Sun
                                                                              The Jacksboro Gazette
                                                                              The Jack County Herald
                                                                              Lake Country Shopper
                                                                              The Olney Enterprise

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Subsidiaries                       State of Incorporation             Names Under Which It Conducts Business
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
Mid-States Newspaper, Inc.                  Delaware                          Las Cruces Sun-News
                                                                              The Daily Nonpareil
                                                                              Sentinel & Enterprise
                                                                              Lebanon Daily News
                                                                              The Shopper Bulletin
                                                                              Southwest Iowa Shopper Guide
                                                                              North Country Leader
                                                                              The Independent
                                                                              The Palm Advertiser
                                                                              The Shopping Times
                                                                              Vos del Valle

North Adams Publishing Company              Delaware                          North Adams Transcript
                                                                              The Transcript Spotlight

North Eastern Publishing Company            Delaware                          Bennington Banner
                                                                              The Manchester Journal
                                                                              The Bennington Shopper

North Jersey Newspaper Company              Delaware                          Herald-News
                                                                              Community Life
                                                                              Community Forum
                                                                              The Ridgewood News
                                                                              Shopper News
                                                                              South Bergenite
                                                                              Suburban News
                                                                              Paramas Town News
                                                                              The Dateline Journal
                                                                              Suburban Life
                                                                              Suburban Trends
                                                                              Today
                                                                              Summit Independent Press
                                                                              Berkeley Heights and News
                                                                              Phillipsburg Free Press
                                                                              Star Gazette
                                                                              Blairstown Press
                                                                              Belvidere News
                                                                              Star Journal
                                                                              The News Leader
                                                                              The News
                                                                              The Hills Bedminster Press
                                                                              Somerset Messenger Gazette
                                                                              Highland Park Herald
                                                                              The Review
                                                                              The Chronicle
                                                                              The Piscataway Review
                                                                              The Reporter
                                                                              Cranford Chronicle
                                                                              The Westfield Record-Press
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Subsidiaries                       State of Incorporation             Names Under Which It Conducts Business
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
Pittsfield Publications, Inc.               Delaware                          The Berkshire Eagle
                                                                              The Shopper

South Jersey Newspaper Company              Delaware                          The Gloucester County Times
                                                                              Today's Sunbeam
                                                                              Bridgeton Evenings News
                                                                              The Millville Shopper News
                                                                              The Record
                                                                              The Advertiser

V&P Publishing, Inc.                        California                        Tri-City Weekly

York Newspapers, Inc.                       Delaware                          The York Newspaper Company

York Newspaper Company                      Pennsylvania                      The York Dispatch
                                            General Partnership               The York Sunday News
                                                                              Weekly Record

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                                  GARDEN STATE NEWSPAPERS, INC. OPERATING NAMES

                                  San Gabriel Valley Times
                                  Whittier Daily News
                                  Pasadena Star-News
                                  Cheers
                                  Whittier Review Shopper
                                  The Star
                                  Highlander Newspapers
                                  Eureka Times Standard
                                  The Buyers' Guide
                                  On the Market
                                  The Sun
                                  The Sunday Sun
                                  The Evening Sun
                                  The Community Sun